Exhibit 99.1

BioScrip Reports Fourth Quarter and Full Year 2017 Financial Results

DENVER, CO, March 8, 2018 – BioScrip, Inc. (NASDAQ: BIOS) ("BioScrip" or the "Company"), the largest independent national provider of infusion and home care management solutions, today announced its preliminary 2017 financial results and provided financial guidance for 2018, subject to the completion of the Company’s accounting review described below.

4Q 2017 Preliminary Highlights

•	Net revenue of $182.6 million, including core product mix of 75.7%, compared to 69.6% in the prior year quarter

•	Net loss from continuing operations of $1.2 million, compared to $5.2 million in the prior year quarter

•	Adjusted EBITDA of $16.8 million, 77% above the prior year quarter, driven by a 740 basis point improvement in gross profit margin and a $11.6 million reduction in operating expenses

•	Operating cash flow of $10.1 million, reflecting $15.2 million of operational and working capital improvements over the prior year quarter, and $6.9 million of interest payments

•	Liquidity of $49.5 million at December 31, 2017, consisting of $39.5 million of cash and equivalents and $10.0 million of senior credit facility availability, compared to $9.6 million of total liquidity at December 31, 2016

2017 Preliminary Highlights

•	Net revenue of $817.2 million, including core product mix of 73.8%, compared to 63.3% in the prior year

•	Net loss from continuing operations of $61.3 million, compared to $34.4 million in the prior year

•	Adjusted EBITDA of $45.0 million, 45% above the prior year, driven by a 480 basis point improvement in gross profit margin and a $10.3 million reduction in operating expenses

•	Operating cash flow of $5.8 million, reflecting $51.6 million of operational and working capital improvements over the prior year, and $45.4 million of interest payments

“BioScrip concluded 2017 with strong fourth quarter financial results, delivering significant year-over-year increases in core revenue mix, gross profit margin, adjusted EBITDA and cash provided by operating activities. Our fourth quarter adjusted EBITDA of $16.8 million, a record amount, indicates our turnaround plan is working,” said Daniel E. Greenleaf, President and Chief Executive Officer. “The initiatives we launched in 2017 are producing strong results and continuing to build momentum. We look forward to more progress in 2018, growing our core business and expanding our profitability, while making select investments in people, technology, and infrastructure setting up BioScrip to have a break out year in 2019. Our expectation for 2019 is to deliver a minimum of $75 million of Adjusted EBITDA, resulting from core revenue growth at or above market rates and continued gross margin expansion and operating expense leverage, coupled with the benefit of the Cures Fix. As the only independent national home infusion pure play, we are uniquely positioned to benefit as patient care increasingly migrates from higher-cost institutional settings to the home, where better outcomes are also achieved."

Financial Guidance

For full year 2018, the Company is establishing revenue guidance of $710 million to $720 million and adjusted EBITDA guidance of $54 million to $58 million. The Company expects to incur restructuring expenses of between $5 million and $6 million in 2018, primarily reflecting costs related to redesigning and optimizing its revenue cycle management process. The Company expects capital expenditures in 2018 to be between $12 million and $14 million, reflecting continued maintenance capital expenditures as well anticipated investments in select branches to support growth.

The above guidance does not reflect the adoption of ASC 606, a new revenue accounting standard to be adopted in the first quarter of 2018, that requires certain bad debt expenses to be reclassified as a deduction to revenue. The adoption of ASC 606 is not expected to impact the Company’s reported operating income or adjusted EBITDA. The Company expects that, as a result of adopting ASC 606, that a majority of its bad debt expense will be reclassified as a deduction to revenue. The Company will provide updated revenue guidance to reflect the adoption of ASC 606 when it releases its first quarter 2018 financial results.

Company’s Internal Accounting Review

As a result of the detailed review of the Company’s financial statements performed by the Company’s CFO and interim-CAO during the preparation of the Company’s financial statements for the full year 2017, the Company identified internal control deficiencies in connection with account reconciliations for certain asset and liability accounts. The potential financial statement errors discovered to date resulting from these internal control deficiencies do not appear to be material, but the review is ongoing. The Company, along with its external auditors, continues to review the possible errors and, if required, will reflect any necessary revisions and may report one or more internal control material weaknesses in its upcoming Form 10-K filing. Depending on the timing of the completion of this review, the Company may need to delay the filing of the Form 10-K.

Separately, the Company has identified and will report a material weakness related to certain spreadsheets used to calculate periodic adjustments to accounts that do not impact Adjusted EBITDA, including amortization of intangible assets, equity-linked liabilities and the amortization of discounts and deferred issuance costs of debt. The material weakness did not have any effect on the Company’s 2017 financial statements.

Conference Call and Presentation

BioScrip will host a conference call and live webcast on March 8, 2018, at 9:00 a.m. Eastern Time, to discuss its fourth quarter and full year 2017 financial results. Interested parties may participate by dialing 877-423-9820 (US) or by accessing a link under the "Investors" section on the Company's website at www.bioscrip.com.

An audio webcast and archive will be available within two hours of the call’s completion under the “Investors" section of the Company's website.

About BioScrip, Inc.

BioScrip, Inc. is the largest independent national provider of infusion and home care management solutions, with approximately 2,200 teammates and nearly 80 service locations across the U.S. BioScrip partners with physicians, hospital systems, payors, pharmaceutical manufacturers and skilled nursing facilities to provide patients access to post-acute care services. BioScrip operates with a commitment to bring customer-focused pharmacy and related healthcare infusion therapy services into the home or alternate-site setting. By collaborating with the full spectrum of healthcare professionals and the patient, BioScrip provides cost-effective care that is driven by clinical excellence, customer service, and values that promote positive outcomes and an enhanced quality of life for those it serves.

Investor Contacts

Stephen Deitsch	Kalle Ahl, CFA
Chief Financial Officer & Treasurer	The Equity Group
T: (720) 697-5200	T: (212) 836-9614
stephen.deitsch@bioscrip.com	kahl@equityny.com

Forward-Looking Statements – Safe Harbor

This press release includes statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the statements regarding 2017 guidance, projections of certain measures of the Company's results of operations, projections of future levels of certain charges and expenses, expectations of Home Solutions cost synergies and incremental cost structure improvements and other statements regarding the Company's financial improvement plan and strategy and anticipated effects of the Cures Act and the UnitedHealthcare contract. You can identify these statements by the fact that they do not relate strictly to historical or current facts. In some cases, forward-looking statements can be identified by words such as "may," "should," "could," "anticipate," "estimate," "expect," "project," "outlook," "aim," "intend," "plan," "believe," "predict," "potential," "continue" or comparable terms. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward-looking statements as a result of various factors. Important factors that could cause actual results to differ materially from those in the forward-looking statement include but are not limited to risks associated with: the Company’s ability to make principal and interest payments on our debt and unsecured notes and satisfy the other covenants contained in its debt agreements; the Company’s ability to grow its core Infusion revenues; the Company's ability to continue to execute its financial improvement plan to reduce operating costs and focus its business on its Infusion Services segment; the Company’s ability to evaluate opportunities for improvement and implement solutions as part of its strategic review process; the success of the Company’s initiatives to mitigate the impact of the Cures Act on its business; reductions in federal, state and commercial reimbursement for the Company's products and services; increased government regulation related to the health care and insurance industries; as well as the risks described in the Company's periodic filings with the Securities and Exchange Commission. The Company does not undertake any duty to update these forward-looking statements after the date hereof, even though the Company's situation may change in the future. All of the forward-looking statements herein are qualified by these cautionary statements.

Note Regarding Use of Non-GAAP Financial Measures

In addition to reporting financial information in accordance with generally accepted accounting principles (GAAP), the Company is also reporting Adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be used in isolation or as a substitute or alternative to net income, operating income or any other performance measure derived in accordance with GAAP, or as a substitute or alternative to cash flow from operating activities or a measure of the Company’s liquidity. In addition, the Company's definition of Adjusted EBITDA may not be comparable to similarly titled non-GAAP financial measures reported by other companies. Adjusted EBITDA, as defined by the Company, represents net income before net interest expense, income tax expense, depreciation and amortization, impairment of goodwill, stock-based compensation expense, and restructuring, integration and other expenses. As part of restructuring, the Company may incur significant charges such as the write down of certain long−lived assets, temporary redundant expenses, retraining expenses, potential cash bonus payments and potential accelerated payments or terminated costs for certain of its contractual obligations. Management believes that Adjusted EBITDA provides useful supplemental information regarding the performance of BioScrip’s business operations and facilitates comparisons to the Company’s historical operating results. For a full reconciliation of Adjusted EBITDA to the most comparable GAAP financial measure, please see the attachment to this earnings release.

Schedule 1

BIOSCRIP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except for share amounts)

(unaudited)

	December 31,
	2017	2016

ASSETS
Current assets
Cash and cash equivalents	$39,457	$9,569
Restricted cash	4,950	-
Receivables, less allowance for doubtful accounts of $37,912 and $44,730
as of December 31, 2017 and 2016, respectively	87,838	111,811
Inventory	37,271	36,165
Deferred taxes	868	-
Prepaid expenses and other current assets	18,938	18,507
Total current assets	189,322	176,052
Property and equipment, net	27,569	32,535
Goodwill	367,198	365,947
Intangible assets, net	19,505	31,043
Other non-current assets	2,289	2,163
Total assets	$605,883	$607,740
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Current portion of long-term debt	$1,722	$18,521
Accounts payable	57,447	59,134
Amounts due to plan sponsors	4,741	3,799
Accrued interest	6,706	6,705
Accrued expenses and other current liabilities	34,856	42,191
Total current liabilities	105,472	130,350
Long-term debt, net of current portion	478,866	433,413
Deferred taxes	-	2,281
Other non-current liabilities	20,569	1,257
Total liabilities	604,907	567,301

Series A convertible preferred stock, $.0001 par value; 825,000 shares authorized;
21,645 shares issued and outstanding as of December 31, 2017 and 2016; and
$2,916 and $2,603 liquidation preference as December 31, 2017 and 2016, respectively	2,827	2,462
Series C convertible preferred stock, $.0001 par value; 625,000 shares authorized;
614,177 shares issued and outstanding; and $84,555 and $75,491 liquidation
preference as of December 31, 2017 and 2016, respectively.	79,252	69,540
Stockholders' (deficit) equity
Preferred stock, $.0001 par value; 5,000,000 shares authorized; no shares issued and
outstanding as of December 31, 2017 and 2016, respectively	-	-
Common stock, $.0001 par value; 250,000,000 and 125,000,000 shares authorized;
127,634,012 and 117,682,543 shares issued and outstanding as of December 31, 2017 and 2016, respectively	13	12
Treasury stock, 5,106 shares outstanding, at cost as of December 31, 2017 and no shares
outstanding as of December 31, 2016.	(16)	-
Additional paid-in capital	624,924	611,844
Accumulated deficit	(706,024)	(643,419)
Total stockholders' deficit	(81,103)	(31,563)
Total liabilities and stockholders' deficit	$605,883	$607,740

Schedule 2

BIOSCRIP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Years Ended December 31,
	2017	2016

Net revenue	$817,190	$935,589
Cost of revenue (excluding depreciation expense)	545,859	669,958
Gross profit	271,331	265,631
% of revenues	33.2%	28.4%

Other operating expenses	163,621	170,718
Bad debt expense	24,107	26,799
General and administrative expenses	40,940	39,225
Change in fair value of equity linked liabilities	2,795	(10,450)
Restructuring, acquisition, integration, and other expenses, net	12,356	15,859
Depreciation and amortization expense	26,306	21,551
Interest expense	52,357	38,235
Loss on extinguishment of debt	13,453	-
Loss (gain) on dispositions	581	(3,954)
Loss from continuing operations, before income taxes	(65,185)	(32,352)
Income tax benefit (expense)	3,900	(2,015)
Loss from continuing operations, net of income taxes	(61,285)	(34,367)
Loss from discontinued operations, net of income taxes	(1,320)	(7,139)
Net loss	$(62,605)	$(41,506)
Accrued dividends on preferred stock	(9,376)	(8,392)
Deemed dividend on preferred stock	(701)	(692)
Loss attributable to common stockholders	$(72,682)	$(50,590)

Denominator - Basic and Diluted:
Weighted average number of common shares outstanding	123,791	93,740

Loss from continuing operations, basic and diluted	$(0.58)	$(0.46)
Income from discontinued operations, basic and diluted	(0.01)	(0.08)
Loss per common share, basic and diluted	$(0.59)	$(0.54)

Schedule 3

BIOSCRIP, INC. AND SUBSIDIARIES

 QUARTERLY RECONCILIATION BETWEEN GAAP AND NON-GAAP MEASURES

(in thousands)

	Three Months Ended				Twelve Months Ended
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	12/31/2017

Loss from continuing operations, net of income taxes	(18,991)	(28,695)	(12,404)	(1,195)	(61,285)

Interest expense	(12,744)	(12,715)	(13,175)	(13,723)	(52,357)
Loss on extinguishment of debt	-	(13,453)	-	-	(13,453)
(Loss) gain on dispositions	-	(685)	33	71	(581)
Income tax benefit (expense)	(619)	(718)	(60)	5,297	3,900
Depreciation and amortization expense	(6,988)	(6,789)	(6,552)	(5,977)	(26,306)
Stock-based compensation expense	(594)	(433)	(545)	(788)	(2,360)
Change in fair value of equity linked liabilities	-	-	(1,080)	(1,715)	(2,795)
Restructuring, acquisition, integration, and other expenses, net (1)	(3,223)	(3,911)	(4,037)	(1,185)	(12,356)
Consolidated Adjusted EBITDA	$5,177	$10,009	$13,012	$16,825	$45,023

(1) Restructuring, acquisition, integration and other expenses, net include costs associated with restructuring, acquisition, and integration initiatives such as employee severance costs, certain legal and professional fees, redundant wage costs, impacts recorded from the change in contingent consideration obligations, and other costs related to contract terminations and closed locations.

Schedule 4

BIOSCRIP, INC. AND SUBSIDIARIES

 QUARTERLY RECONCILIATION BETWEEN GAAP AND NON-GAAP MEASURES

(in thousands)

	Three Months Ended				Twelve Months Ended
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	12/31/2016

Loss from continuing operations, net of income taxes	(9,770)	(8,309)	(11,090)	(5,198)	(34,367)

Interest expense	(9,412)	(9,469)	(9,331)	(10,023)	(38,235)
(Loss) gain on dispositions	939	-	3,015	-	3,954
Income tax benefit (expense)	(23)	(149)	(421)	(1,422)	(2,015)
Depreciation and amortization expense	(4,538)	(4,252)	(4,166)	(8,595)	(21,551)
Stock-based compensation expense	(1,474)	(519)	(1,358)	1,388	(1,963)
Change in fair value of equity linked liabilities	-	-	-	10,450	10,450
Restructuring, acquisition, integration, and other expenses, net (1)	(2,667)	(4,291)	(2,368)	(6,533)	(15,859)
Consolidated Adjusted EBITDA	$7,405	$10,371	$3,539	$9,537	$30,852

(1) Restructuring, acquisition, integration and other expenses, net include costs associated with restructuring, acquisition, and integration initiatives such as employee severance costs, certain legal and professional fees, redundant wage costs, impacts recorded from the change in contingent consideration obligations, and other costs related to contract terminations and closed locations.

Schedule 5
BIOSCRIP, INC AND SUBSIDIARIES
CONSOLIDATED CONDENSED CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended				Twelve Months Ended
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	2017
Cash flows from operating activities:
Net loss	$(19,428)	$(29,198)	$(12,517)	$(1,462)	$(62,605)
Less: (Loss) income from discontinued operations, net of income taxes	(437)	(503)	(113)	(267)	(1,320)
Loss from continuing operations, net of income taxes	(18,991)	(28,695)	(12,404)	(1,195)	(61,285)
Adjustments to reconcile net loss from continuing operations, net of income taxes to net cash provided by (used in) operating activities:
Depreciation and amortization	6,988	6,789	6,552	5,977	26,306
Amortization of deferred financing costs and debt discount	1,318	1,557	1,737	2,386	6,998
Change in fair value of equity linked liabilities	-	-	1,080	1,715	2,795
Change in deferred income taxes	619	604	646	(5,016)	(3,147)
Compensation under stock-based compensation plans	521	506	546	787	2,360
Loss (gain) on dispositions	-	685	(33)	(71)	581
Loss on extinguishment of debt	-	13,453	-	-	13,453
Changes in assets and liabilities:
Receivables, net of bad debt expense	2,333	6,388	13,875	1,378	23,974
Inventory	5,616	1,727	(346)	(8,769)	(1,772)
Prepaid expenses and other assets	3,601	1,868	(2,436)	(3,590)	(557)
Accounts payable	(11,688)	(1,065)	(4,539)	14,752	(2,540)
Amounts due to plan sponsors	645	382	64	(149)	942
Accrued interest	(1,157)	1,188	(3,538)	3,507	-
Accrued expenses and other liabilities	(401)	1,115	(1,453)	(1,601)	(2,340)
Net cash (used in) provided by operating activities from continuing operations	(10,596)	6,502	(249)	10,111	5,768
Net cash used in operating activities from discontinued operations	(437)	(503)	(5,613)	(267)	(6,820)
Net cash (used in) provided by operating activities	(11,033)	5,999	(5,862)	9,844	(1,052)
Cash flows from investing activities:
Purchases of property and equipment	(1,684)	(2,608)	(753)	(3,345)	(8,390)
Investment in restricted cash	(5,132)	77	105	-	(4,950)
Net cash used in investing activities	(6,816)	(2,531)	(648)	(3,345)	(13,340)
Cash flows from financing activities:
Proceeds from priming credit agreement, net	23,060	-	-	-	23,060
Proceeds from private placement, net of issuance costs	5,052	15,724	-	1	(20,777)
Fees attributable to extinguishment of debt	-	(311)	(669)	-	(980)
Borrowings on revolving credit facility	563	-	-	-	563
Repayments on revolving credit facility	(1,000)	(54,863)	-	-	(55,863)
Borrowing of long-term debt	-	294,446	-	-	294,446
Principal payments of long-term debt	(3,137)	(233,633)	-	-	(236,770)
Repayments of capital leases	(238)	(163)	(391)	(280)	(1,072)
Net proceeds from exercise of employee stock compensation plans	(51)	(104)	50	224	119
Net cash provided by financing activities	24,249	21,096	(1,010)	(55)	2,726
Net change in cash and cash equivalents	6,400	24,564	(7,520)	6,444	29,888
Cash and cash equivalents - beginning of period	9,569	15,969	40,533	33,013	9,569
Cash and cash equivalents - end of period	$15,969	$40,533	$33,013	$39,457	$39,457

Schedule 6
BIOSCRIP, INC AND SUBSIDIARIES
CONSOLIDATED CONDENSED CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended				Twelve Months Ended
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	2016
Cash flows from operating activities:
Net loss	$(9,536)	$(8,234)	$(11,265)	$(12,471)	$(41,506)
Less: Income (loss) from discontinued operations, net of income taxes	233	75	(174)	(7,273)	(7,139)
Loss from continuing operations, net of income taxes	(9,769)	(8,309)	(11,091)	(5,198)	(34,367)
Adjustments to reconcile net loss from continuing operations, net of income taxes to net cash (used in) operating activities:
Depreciation and amortization	4,538	4,252	4,166	8,595	21,551
Amortization of deferred financing costs and debt discount	1,003	986	1,016	1,037	4,042
Change in fair value of contingent consideration	51	51	(4,699)	-	(4,597)
Change in fair value of equity linked liabilities	-	-	-	(10,450)	(10,450)
Change in deferred income taxes	174	178	184	1,509	2,045
Compensation under stock-based compensation plans	1,474	516	1,357	(1,384)	1,963
Loss (gain) on dispositions	(939)	-	(3,015)	-	(3,954)
Changes in assets and liabilities:
Receivables, net of bad debt expense	(4,417)	3,136	8,001	(9,222)	(2,502)
Inventory	13,867	(3,330)	2,265	(2,786)	10,016
Prepaid expenses and other assets	7,897	(7,575)	8,839	(10,053)	(892)
Accounts payable	(11,995)	(4,195)	(15,058)	10,731	(20,517)
Amounts due to plan sponsors	321	(259)	399	(153)	308
Accrued interest	(4,630)	4,438	(4,437)	4,436	(193)
Accrued expenses and other liabilities	(2,548)	(592)	(4,701)	10,185	2,344
Net cash used in operating activities from continuing operations	(4,973)	(10,703)	(16,774)	(2,753)	(35,203)
Net cash used in operating activities from discontinued operations	(5,989)	76	(175)	(1,478)	(7,566)
Net cash used in operating activities	(10,962)	(10,627)	(16,949)	(4,231)	(42,769)
Cash flows from investing activities:
Cash consideration paid for acquisition, net of cash acquired		-	(67,516)	-	(67,516)
Purchases of property and equipment	(2,429)	(3,037)	(2,578)	(1,598)	(9,642)
Proceeds from sale of property and equipment	1,106	26	3,045	-	4,177
Net cash used in investing activities	(1,323)	(3,011)	(67,049)	(1,598)	(72,981)
Cash flows from financing activities:
Proceeds from equity offering, net of $7,133 in offering costs	-	83,267	-	-	83,267
Deferred and other financing costs	-	-	-	-	-
Borrowings on revolving credit facility	21,000	24,000	39,000	20,300	104,300
Repayments on revolving credit facility	(13,000)	(47,000)	-	(4,000)	(64,000)
Borrowing of long-term debt	-	-	-	-	-
Principal payments of long-term debt	(3,137)	(3,137)	(3,137)	(3,139)	(12,550)
Repayments of capital leases	(51)	(78)	(396)	(548)	(1,073)
Net proceeds from exercise of employee stock compensation plans	(53)	(40)	(59)	(50)	(202)
Net cash provided by financing activities	4,759	57,012	35,408	12,563	109,742
Net change in cash and cash equivalents	(7,526)	43,374	(48,590)	6,734	(6,008)
Cash and cash equivalents - beginning of period	15,577	8,051	51,425	2,835	15,577
Cash and cash equivalents - end of period	$8,051	$51,425	$2,835	$9,569	$9,569

Schedule 7

BIOSCRIP, INC AND SUBSIDIARIES
FULL YEAR 2018 GUIDANCE
(dollars in millions, except EPS)

	Low End	High End
	of Range	of Range

Revenues	$710.0	$720.0

Loss from continuing operations, net of income tax	(51.9)	(43.4)

Stock Compensation	5.4	4.9
Depreciation & Amortization	27.0	26.0
Interest Expense, net	55.0	54.0
Restructuring Costs	6.0	5.0
Income Tax Expense	2.0	1.0
Preferred Stock Dividends	10.5	10.5
Adjusted EBITDA	$54.0	$58.0
Adjusted EBITDA Margin	7.6%	8.1%

Diluted Loss Per Common Share	$(0.41)	$(0.34)

Weighted-Average Diluted Shares	128,000	128,000

Schedule 8

BIOSCRIP, INC. AND SUBSIDIARIES

QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended				Twelve Months Ended
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	12/31/2017

Net revenue	$217,810	$218,106	$198,692	$182,582	$817,190
Cost of revenue (excluding depreciation expense)	152,226	149,796	131,516	112,321	545,859
Gross profit	65,584	68,310	67,176	70,261	271,331
% of revenues	30.1%	31.3%	33.8%	38.5%	33.2%

Other operating expenses	44,358	42,486	38,325	38,452	163,621
Bad debt expense	7,164	6,223	6,600	4,120	24,107
General and administrative expenses	9,478	10,025	9,784	11,653	40,940
Restructuring, acquisition, integration, and other expenses, net	3,223	3,911	4,037	1,185	12,356
Change in fair value of equity linked liabilities	-	-	1,080	1,715	2,795
Depreciation and amortization expense	6,988	6,789	6,552	5,977	26,306
Interest expense, net	12,745	12,715	13,175	13,722	52,357
Loss on extinguishment of debt	-	13,453	-	-	13,453
Loss on dispositions	-	685	(33)	(71)	581
Loss from continuing operations, before income taxes	(18,372)	(27,977)	(12,344)	(6,492)	(65,185)
Income tax expense	(619)	(718)	(60)	5,297	3,900
Loss from continuing operations, net of income taxes	(18,991)	(28,695)	(12,404)	(1,195)	(61,285)
Loss from discontinued operations, net of income taxes	(437)	(503)	(113)	(267)	(1,320)
Net loss	$(19,428)	$(29,198)	$(12,517)	$(1,462)	$(62,605)
Accrued dividends on preferred stock	(2,214)	(2,303)	(2,394)	(2,465)	(9,376)
Deemed dividends on preferred stock	(175)	(175)	(175)	(176)	(701)
Loss attributable to common stockholders	$(21,817)	$(31,676)	$(15,086)	$(4,103)	$(72,682)

Loss per common share:
Denominator - Basic and Diluted:
Weighted average number of common shares outstanding	118,783	121,189	127,488	127,488	123,791

Loss from continuing operations, basic and diluted	$(0.18)	$(0.26)	$(0.12)	$(0.02)	$(0.58)
Income from discontinued operations, basic and diluted	-	-	-	(0.01)	(0.01)
Net loss per common share, basic and diluted	$(0.18)	$(0.26)	$(0.12)	$(0.03)	$(0.59)

Schedule 9

BIOSCRIP, INC. AND SUBSIDIARIES

QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended				Twelve Months Ended
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	12/31/2016

Net revenue	$238,462	$232,462	$224,542	$240,123	$935,589
Cost of revenue (excluding depreciation expense)	174,230	168,298	161,957	165,473	669,958
Gross profit	64,232	64,164	62,585	74,650	265,631
% of revenues	26.9%	27.6%	27.9%	31.1%	28.4%

Other operating expenses	39,658	40,619	42,729	47,712	170,718
Bad debt expense	7,592	4,279	7,727	7,201	26,799
General and administrative expenses	11,051	9,414	9,948	8,812	39,225
Change in fair value of equity linked liabilities	-	-	-	(10,450)	(10,450)
Restructuring, acquisition, integration, and other expenses, net	2,667	4,291	2,368	6,533	15,859
Depreciation and amortization expense	4,538	4,252	4,166	8,595	21,551
Interest expense, net	9,412	9,469	9,331	10,023	38,235
(Gain) on dispositions	(939)	-	(3,015)	-	(3,954)
Loss from continuing operations, before income taxes	(9,747)	(8,160)	(10,669)	(3,776)	(32,352)
Income tax expense	(23)	(149)	(421)	(1,422)	(2,015)
Loss from continuing operations, net of income taxes	(9,770)	(8,309)	(11,090)	(5,198)	(34,367)
Income (loss) from discontinued operations, net of income taxes	233	75	(174)	(7,273)	(7,139)
Net loss	$(9,537)	$(8,234)	$(11,264)	$(12,471)	$(41,506)
Accrued dividends on preferred stock	(1,998)	(2,056)	(2,138)	(2,200)	(8,392)
Deemed dividends on preferred stock	(172)	(173)	(173)	(174)	(692)
Loss attributable to common stockholders	$(11,707)	$(10,463)	$(13,575)	$(14,845)	$(50,590)

Loss per common share:
Denominator - Basic and Diluted:
Weighted average number of common shares outstanding	68,771	73,186	114,826	117,683	93,740

Loss from continuing operations, basic and diluted	$(0.17)	$(0.14)	$(0.12)	$(0.06)	$(0.46)
Income from discontinued operations, basic and diluted	-	-	-	(0.06)	(0.08)
Net loss per common share, basic and diluted	$(0.17)	$(0.14)	$(0.12)	$(0.12)	$(0.54)